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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2004


                               LL&E ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


            TEXAS                                1-8518                            76-6007940
(State or other jurisdiction of               (Commission                       (I.R.S. Employer
 incorporation or organization)                File Number)                    Identification No.)


           JPMORGAN CHASE BANK, TRUSTEE
           INSTITUTIONAL TRUST SERVICES
                    700 LAVACA
                   AUSTIN, TEXAS                   78701
      (Address of principal executive offices)  (Zip Code)


       Registrant's Telephone Number, including area code: (800) 852-1422


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits.

      99.1   LL&E Royalty Trust Press Release dated February 24, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

      See Item 12. Results of Operations and Financial Condition.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Attached as Exhibit 99.1 is a press release issued on behalf of the Registrant. The information furnished is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   LL&E ROYALTY TRUST

                                   By:    JPMORGAN CHASE BANK, AS TRUSTEE


                                   By:    /s/ Mike Ulrich
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                                   Name:  Mike Ulrich
                                   Title: Senior Vice President

Date: February 24, 2004

                                 EXHIBIT INDEX



Exhibit Number                   Description
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    99.1             Press Release dated February 24, 2004.